Texas Capital Value Funds, Inc.

Supplement to the Prospectus and Statement of Additional information dated January 31st, 1998.

Effective September 30th:

The prospectus and statement of additional information have been changed to remove the policy of accepting transfers from other mutual funds at Net Asset Value. Any references to this policy have been removed from the prospectus and statement of additional information. Transfers from other mutual funds will now be subject to the Fund's sales load detailed on page 8 of the Fund's prospectus under the heading "How to Purchase Shares".

September 1, 1998